UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2020 (September 30, 2020)

LENSAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-039473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2800 Discovery Drive,

Orlando, Florida 32826

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(888) 536-7271

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2020 (the “Distribution Date”), PDL BioPharma, Inc. (“PDL”) completed the previously announced separation of LENSAR, Inc. (the “Company”) from PDL (the “Spin-Off”) into a new, independent publicly traded company, through the distribution of all of the outstanding shares of the Company’s common stock, par value $0.01 per share, (the “Common Stock”) held by PDL on a pro rata basis to PDL’s stockholders of record as of the close of business on September 22, 2020 (the “Record Date“). Each holder of record of PDL’s shares of common stock, par value $0.01 per share, received 0.075879 shares of the Common Stock for every one share of PDL common stock held at the close of business on the Record Date (the “Distribution”). In lieu of fractional shares of Common Stock, stockholders of PDL will receive cash. PDL distributed 8,667,397 shares of Common Stock in the Distribution, which was effective at 5:00 p.m., Eastern Time, on October 1, 2020 (the “Effective Time”). As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “LNSR” on the Nasdaq Capital Market (“Nasdaq”).

In connection with the completion of the Spin-Off, the Company entered into several agreements with PDL, each dated September 30, 2020, that, among other things, provide a framework for the Company’s relationship with PDL after the Distribution, including the following (collectively, the “Spin Agreements”):

•	Separation and Distribution Agreement;

•	Transition Services Agreement; and

•	Tax Matters Agreement.

A summary of certain material terms of each of the Spin Agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements between PDL and LENSAR Relating to the Spin-Off” in the information statement (the “Information Statement”) attached as Exhibit 99.1 to the Company’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2020, as amended, and declared effective on September 17, 2020 (the “Registration Statement”), and is incorporated herein by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2 hereto, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2020, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). A description of the material terms of each can be found in the section of the Information Statement entitled “Description of LENSAR Capital Stock,” and is incorporated herein by reference. In addition, the descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 hereto, and Amended and Restated Bylaws, which is attached as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01. Other Events.

On October 2, 2020, the Company issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Separation and Distribution Agreement, dated as of September 30, 2020, by and between PDL BioPharma, Inc. and LENSAR, Inc.

3.1	Amended and Restated Certificate of Incorporation of LENSAR, Inc.

3.2	Amended and Restated Bylaws of LENSAR, Inc.

10.1*	Transition Services Agreement, dated as of September 30, 2020, by and between PDL BioPharma, Inc. and LENSAR, Inc.

10.2	Tax Matters Agreement, dated as of September 30, 2020, by and between PDL BioPharma, Inc. and LENSAR, Inc.

99.1	LENSAR, Inc. press release, dated October 2, 2020

*	Certain schedules and attachments to certain of these exhibits have been omitted pursuant to Regulation S-K, Item 601(a)(5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENSAR, INC.

Date: October 2, 2020	By:	/s/ Nicholas Curtis
	Name:	Nicholas Curtis
	Title:	Chief Executive Officer